UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	X

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
x	Definitive Information Statement

ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Information Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
x	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

December 12, 2018

To the Shareholders:

At a regular in-person meeting held on September 12-13, 2018, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust) approved for the AST Goldman Sachs Global Income Portfolio (the Portfolio): (i) the transfer of the existing subadvisory agreement (the Subadvisory Agreement) for the Portfolio from Goldman Sachs Asset Management International (GSAMI) to Goldman Sachs Asset Management, L.P. (GSAM), which assumed all rights, duties and obligations under the Subadvisory Agreement; and (ii) the Intercompany Investment Management Agreement between GSAM and GSAMI (the GSAM Intercompany Agreement), which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (collectively, the Relationship Restructuring). The Relationship Restructuring became effective on September 14, 2018.

PGIM Investments serves as the investment manager of the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of the changes to the subadvisory arrangements for the Portfolio. PGIM Investments will continue to serve as the investment manager of the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the Relationship Restructuring and provides you with an overview of the terms of the revised subadvisory arrangements for the Portfolio. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTGSGIIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Goldman Sachs Global Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

December 12, 2018

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Goldman Sachs Global Income Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of (i) the transfer of the existing subadvisory agreement (the Subadvisory Agreement) for the Portfolio from Goldman Sachs Asset Management International (GSAMI) to Goldman Sachs Asset Management, L.P. (GSAM), which assumed all rights, duties and obligations under the Subadvisory Agreement; and (ii) the Intercompany Investment Management Agreement between GSAM and GSAMI (the GSAM Intercompany Agreement), which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (collectively, the Relationship Restructuring). At a regular in-person meeting of the Board held on September 12-13, 2018 (the Meeting), the Board, including a majority of the Trustees who were not parties to the GSAM Intercompany Agreement or the Subadvisory Agreement and were not interested persons of those parties as defined in the 1940 Act (the Independent Trustees), unanimously approved the Relationship Restructuring, including the GSAM Intercompany Agreement. The Relationship Restructuring became effective on September 14, 2018.

The investment objective of the Portfolio has not changed. The investment management agreement for the Portfolio which was last approved by the Board, including the Independent Trustees, at a Board meeting held in June 2018, and will not change as a result of the change in the Portfolio’s subadvisory arrangements.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about January 2, 2019 to shareholders investing in the Portfolio as of September 14, 2018.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Approval of GSAM Intercompany Agreement

As required by the 1940 Act, the Board of the Trust considered the GSAM Intercompany Agreement between GSAM and GSAMI (collectively, “Goldman Sachs”) with respect to the Portfolio. The Board noted that its consideration of the GSAM Intercompany Agreement related to the transfer of the Subadvisory Agreement from GSAMI to GSAM. At the Meeting, the Board, including all of the Independent Trustees, met and approved the GSAM Intercompany Agreement, after concluding that approval of the GSAM Intercompany Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the GSAM Intercompany Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the GSAM Intercompany Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by GSAMI; the fees paid by the Manager to GSAM; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Goldman Sachs. In connection with its deliberations, the Board considered information provided by the Manager and Goldman Sachs at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the GSAM Intercompany Agreement with respect to the Portfolio.

The Board determined that the overall arrangement between the Manager and Goldman Sachs is appropriate in light of the services to be performed and the fee arrangements under the GSAM Intercompany Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the GSAM Intercompany Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services that would be provided by GSAMI under the proposed GSAM Intercompany Agreement, noting that the nature and extent of services provided to the Portfolio by GSAMI under the Subadvisory Agreement would not change as a result of the Relationship Restructuring. In particular, the Board was advised that despite the Relationship Restructuring, there will be no changes to the way the Portfolio is currently managed. The same portfolio managers will continue to manage the Portfolio using the same investment strategy that they currently utilize for the Portfolio.

As such, the Board determined that it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by GSAMI under the GSAM Intercompany Agreement.

Investment Performance

Because the Board was advised that there would be no changes to the way the Portfolio is currently managed and that the same portfolio managers would continue to manage the Portfolio using the same investment strategy that they currently utilize for the Portfolio, the Board did not review investment performance information other than that for the Portfolio. The Board noted that it had reviewed the investment performance of the Portfolio in connection with the annual review of the Portfolio’s advisory and subadvisory agreements at the June 2018 Board meeting (the 2018 Annual Renewal).

Subadvisory Fee Rates

The Board noted that there would be no changes to the Portfolio’s fees or expenses despite the Relationship Restructuring. As such, the Board noted that there would be no change to the subadvisory fees paid to Goldman Sachs by the Manager with respect to the Portfolio, or to the amount of management fees retained by the Manager after payment of those subadvisory fees. The Board noted that it had reviewed the management and subadvisory fees for the Portfolio as part of the 2018 Annual Renewal process. The Board concluded that the subadvisory fee rates payable to Goldman Sachs were reasonable.

Profitability

The Board noted that since Goldman Sachs is not affiliated with the Manager, the revenues derived by Goldman Sachs under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as Goldman Sachs, may not be as significant as the Manager’s profitability given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to Goldman Sachs

The Board considered potential “fall out” or ancillary benefits anticipated to be received by Goldman Sachs and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Goldman Sachs were consistent with those generally derived by other subadvisers to other AST portfolios, and similar to the benefits derived by Goldman Sachs in connection with its management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which Goldman Sachs provides subadvisory services at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by Goldman Sachs included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the GSAM Intercompany Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The Assumption Agreement pursuant to which the Subadvisory Agreement was transferred from GSAMI to GSAM, and the GSAM Intercompany Agreement are each attached as Exhibit A.

Information about Goldman Sachs

GSAM has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. GSAM’s address is 200 West Street, New York, New York 10282-2198.

Additional information about GSAM is attached as Exhibit B.

GSAMI is located at River Court 120 Fleet Street, London EC4A 2BE, England. GSAMI is regulated by the Financial Conduct Authority and has been a registered investment adviser with the SEC since 1991 and is an affiliate of Goldman, Sachs & Co. LLC.

As of September 30, 2018, GSAM and GSAMI, including its investment advisory affiliates, had approximately $1.34 trillion in assets under supervision. Assets under supervision includes assets under management and other client assets for which Goldman, Sachs & Co. LLC does not have full discretion.

Additional information about GSAMI is attached as Exhibit C.

Terms of the Subadvisory Agreement, the Assumption Agreement and the GSAM Intercompany Agreement

The Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, GSAMI is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, GSAMI will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request. The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) the Subadvisory Agreement may be terminated at any time by GSAMI or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, GSAMI will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Under the terms of the Assumption Agreement, GSAMI transfers to GSAM all of GSAMI’s rights, duties and obligations under the Subadvisory Agreement, and GSAM accepts that transfer and assumes all of GSAMI’s rights, duties and obligations under the Subadvisory Agreement.

Under the terms of the GSAM Intercompany Agreement, subject to the supervision of GSAM, GSAMI will manage the portion of the Portfolio as delegated to GSAMI by GSAM, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in its prospectus and statement of additional information. GSAMI will provide supervision of such portion of Portfolio’s investments as GSAM shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash. GSAMI will also determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants affiliated with the Manager, GSAM, or GSAMI to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time.

The GSAM Intercompany Agreement will continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by GSAM or GSAMI at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the Subadvisory Agreement.

The subadvisory fee rates paid to GSAM under the Subadvisory Agreement will not change as a result of the Relationship Restructuring, although the subadvisory fee will be paid by the Manager to GSAM rather than to GSAMI as a result of the transfer of the Subadvisory Agreement from GSAMI to GSAM. The subadvisory fees paid to GSAMI for the fiscal year ended December 31, 2017 are set forth below:

	Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2017
AST Goldman Sachs Global Income Portfolio	0.20% of average daily net assets	$1,479,579

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street 17th Floor, Newark, NJ 07102-4077, and AST Investment Services, Inc., One Corporate Drive, Shelton, Connecticut 06484 for certain portfolios of the Trust. PGIM Investments serves as the sole investment manager for the Portfolio.

As of November 30, 2018, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $272.2 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the oversight of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2018 Board meeting.

The Manager is specifically responsible for supervising and managing the Portfolio and Goldman Sachs. In this capacity, the Manager reviews the performance of the Portfolio and Goldman Sachs and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PGIM Investments, to assist in regularly evaluating and supervising the Portfolio and Goldman Sachs, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolio and Goldman Sachs. The Manager utilizes this data in directly supervising the Portfolio and Goldman Sachs. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with Goldman Sachs, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or Goldman Sachs;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to Goldman Sachs pursuant to the Subadvisory Agreement; and
•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and Goldman Sachs.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or Goldman Sachs;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate	Aggregate Investment Management Fees for the most recently completed fiscal year
AST Goldman Sachs Global Portfolio	0.64% of average daily net assets to $300 million; 0.63% on next $200 million of average daily net assets; 0.62% on next $250 million of average daily net assets; 0.61% on next $2.5 billion of average daily net assets; 0.60% on next $2.75 billion of average daily net assets; 0.57% on next $4 billion of average daily net assets; 0.55% over $10 billion of average daily net assets	$4,873,383

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of Goldman Sachs.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in- Charge, President	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.

Name	Position with Trust	Position with PGIM Investments
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Kathleen DeNicholas	Assistant Secretary	Assistant Secretary and Vice President
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer
Dino Capasso	Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Charles H. Smith	Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit
Brian D. Nee	Treasurer & Principal Financial and Accounting Officer	Vice President and Head of Finance
Peter Parrella	Assistant Treasurer	Vice President
Lana Lomuti	Assistant Treasurer	Vice President
Linda McMullin	Assistant Treasurer	Vice President
Alina Srodecka	Assistant Treasurer	N/A

Custodian

The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Goldman Sachs Global Income Portfolio	$2,000,616

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commission to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Goldman Sachs Global Income Portfolio	$776

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit D to this information statement.

Andrew R. French
Secretary

Dated: December 12, 2018

EXhibit A

ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

ASSUMPTION AGREEMENT

PGIM Investments LLC

655 Broad Street, 17th Floor

Newark, NJ 07102

Attention: Secretary

Re: Consent to Assumption

Dear Sir/Madam:

Reference is made to the Subadvisory Agreement (the “Subadvisory Agreement”), dated May 26, 2015, by and between Prudential Investments LLC (now known as “PGIM Investments LLC”) (“PGIM Investments”) and Goldman Sachs Asset Management International (“GSAMI”), pursuant to which GSAMI provides investment advisory services with respect to AST Goldman Sachs Global Income Portfolio (the “Fund”), a series of Advanced Series Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

In accordance with our discussions with you and pursuant to the Assumption Agreement (the “Assumption Agreement”), dated September 13, 2018, by and between GSAMI and Goldman Sachs Asset Management, L.P. (“GSAM”), which is attached as Exhibit A hereto, effective upon PGIM Investments’ consent, GSAMI shall transfer all of its rights, duties and obligations under the Subadvisory Agreement to GSAM and GSAM shall assume all of GSAMI’s rights, duties and obligations thereunder (the “Assumption”). Except with respect to the legal entity that is party to the Subadvisory Agreement, the Assumption shall not modify any term of the Subadvisory Agreement.

We hereby request that you sign and return this letter to the undersigned. By, and effective upon, execution and delivery of this letter to GSAMI, PGIM Investments consents to the Assumption and acknowledges that the Assumption shall not constitute an “assignment” of the Subadvisory Agreement for purposes of the 1940 Act, the Investment Advisers Act of 1940 or Section 5 of the Subadvisory Agreement.

[Signature pages follow.]

         Very truly yours,

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

/s/ Iain Lindsay

Name: Iain Lindsay

Title: Managing Director

Acknowledged and agreed to:

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

Date: September 13, 2018

ASSUMPTION AGREEMENT

AST Goldman Sachs Global Income Portfolio

Subadvisory Agreement

This Assumption Agreement (the “Assumption Agreement”) is made as of the 13 day of September, 2018 by and between Goldman Sachs Asset Management International, a private unlimited liability company incorporated in the United Kingdom (“GSAMI”), and Goldman Sachs Asset Management, L.P., a limited partnership organized in the State of Delaware (“GSAM”).

Recitals

WHEREAS, AST Goldman Sachs Global Income Portfolio (the “Fund”) is a series of Advanced Series Trust (the “Trust”), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Prudential Investments LLC (“Prudential”) has entered into a Management Agreement dated February 25, 2013 with the Trust, pursuant to which Prudential acts as manager of the Fund;

WHEREAS, Prudential and GSAMI have entered into a Subadvisory Agreement (the “Subadvisory Agreement”) dated May 26, 2015, pursuant to which Prudential has retained GSAMI as a subadviser to provide investment advisory services to the Fund;

WHEREAS, GSAMI and GSAM are under common control by virtue of being indirect wholly-owned subsidiaries of The Goldman Sachs Group, Inc.;

WHEREAS, GSAMI desires to transfer all of its rights, duties and obligations under the Subadvisory Agreement to GSAM, and GSAM is willing to assume all of GSAMI’s rights, duties and obligations under the Subadvisory Agreement on the terms and conditions set forth herein (collectively, the “Assumption”) in a transaction that does not result in a change of actual control or management in accordance with Rule 2a-6 under the 1940 Act and therefore does not constitute an “assignment” under Section 5 of the Subadvisory Agreement; and

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

  Transfer and Assumption. Effective on the effective date of the consent of Prudential to the Assumption, GSAMI hereby transfers to GSAM all of GSAMI's rights, duties and obligations under the Subadvisory Agreement and GSAM hereby accepts that transfer and assumes all of GSAMI’s rights, duties and obligations under the Subadvisory Agreement.

  Further Assurances. Each of the parties agrees to execute and deliver, at its own expense, such further documents, and to do such further things, as the other party may reasonably request in order to more fully effectuate the transaction contemplated by this Assumption Agreement.

  Governing Law. This Assumption Agreement shall be construed and interpreted in accordance with Sections 10 and 11 of the Subadvisory Agreement.

  Counterparts. This Assumption Agreement may be executed in any number of counterparts, which shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers, or other authorized signatories, as of the date first above written.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:        /s/ Iain Lindsay

Name: Iain Lindsay

Title: Managing Director

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:        /s/ Marci Green

Name: Marci Green

Title: Managing Director

INTERCOMPANY INVESTMENT MANAGEMENT AGREEMENT

This Intercompany Investment Management Agreement (the Agreement) is made as of this 14th day of September 2018 between Goldman Sachs Asset Management, L.P. (GSAM or the Subadviser), a Delaware limited partnership, and Goldman Sachs Asset Management International (GSAMI), a private unlimited liability company incorporated in the United Kingdom.

WHEREAS, Prudential Investments LLC (now known as PGIM Investments LLC) (the Manager), a New York limited liability company, has entered into a Management Agreement (the Management Agreement) dated February 25, 2013 with Advanced Series Trust, a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act); and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a Subadvisory Agreement with the Subadviser, under which the Subadviser provides investment advisory services to the Trust and one or more of its series and manages such portion of the Trust as the Manager shall from time to time direct; and

WHEREAS, with respect to one or more of series of the Trust, as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), to which the Subadviser provides investment advisory services, the Subadviser desires either (i) to delegate to GSAMI certain of the Subadviser’s responsibilities under the Subadvisory Agreement as the Subadviser shall direct from time to time and/or (ii) to authorize employees of GSAMI to act on behalf of the Subadviser and perform some or all of the Subadviser’s responsibilities pursuant to the Subadvisory Agreement on behalf of the Subadviser, and GSAMI is willing to render such services and/or provide personnel for such purposes.

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Subadviser, GSAMI shall manage such portion of the Trust’s portfolio as delegated to GSAMI by the Subadviser, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) GSAMI shall provide supervision of such portion of the Trust's investments as GSAM shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, GSAMI shall act in conformity with the copies of the Agreement and the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures and any other procedures adopted by the Board applicable to the Trust (and any amendments thereto) as provided to GSAMI by GSAM (the Trust Documents) and with the instructions and directions of the Manager, GSAM and of the Board of Directors of the Trust, co-operate with the Manager's and GSAM’s (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

(iii) GSAMI shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants affiliated with the Manager, GSAM, or GSAMI (collectively, Brokers) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized GSAMI will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, GSAMI may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's or GSAMI’s other clients may be a party. The Manager, GSAM, and GSAMI shall each have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser or GSAMI) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager, GSAM or GSAMI with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when GSAMI deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of GSAMI, to the extent permitted by applicable laws and regulations, GSAMI may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAMI in the manner GSAMI considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) GSAMI shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Directors such periodic and special reports as the Directors may reasonably request. GSAMI shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) GSAMI or an affiliate shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by GSAMI hereunder are not to be deemed exclusive, and GSAMI shall be free to render similar services to others. Conversely, GSAMI understands and agrees that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of GSAM, including GSAMI, through quantitative and qualitative analysis and consultations with GSAM, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. GSAMI recognizes that any subadvisory services it provides pursuant to paragraph 1(a) hereof may be terminated or modified pursuant to this process.

(vii) GSAMI acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and GSAMI hereby agrees that it shall not consult with any other subadviser to the Trust other than GSAM with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) To the extent requested by GSAM, GSAMI agrees to provide personnel to act on behalf of GSAM and to perform GSAM’s obligations under the Subadvisory Agreement and GSAM agrees to grant such personnel proper authority to act on behalf of GSAM and to perform GSAM’s obligations under the Subadvisory Agreement. Subject to the foregoing and to the laws and regulations to which either GSAM and/or GSAMI are subject, GSAMI may, at its discretion, obtain any of the services it provides to GSAM hereunder from its affiliates or any other parties, provided that GSAMI will remain responsible hereunder for such services.

(c) GSAMI shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by GSAMI under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(d) GSAMI shall keep the Trust’s books and records required to be maintained by GSAMI pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to GSAMI’s services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. GSAMI agrees that all records which it maintains for the Trust are the property of the Trust, and GSAMI will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that GSAMI may retain a copy of such records. GSAMI further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(e) GSAMI is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). GSAMI shall maintain such registration and membership in good standing during the term of this Agreement. Further, GSAMI agrees to notify the Manager promptly upon (i) a statutory disqualification of GSAMI under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of GSAMI’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which GSAMI is subject or has been advised it is a target.

(f) In connection with its duties under this Agreement, GSAMI agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.[1]

(g) GSAMI shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(f) hereof as the Manager may reasonably request.

(h) GSAMI shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in that portion of the Trust’s portfolio managed by GSAMI pursuant to paragraph 1(a) hereof, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i) GSAMI agrees, with respect to assets of the Trust that are managed by GSAMI pursuant to paragraph 1(a) hereof, to use reasonable efforts to monitor whether market quotations are reliable for purposes of internally valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share. Upon reasonable request from the Manager, GSAMI (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Trust that are managed by GSAMI pursuant to paragraph 1(a) hereof as may be required from time to time, including making available information of which GSAMI has knowledge related to the securities being valued.

(j) GSAMI shall provide the Manager with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Securities and Exchange Commission (the Commission). GSAMI shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. GSAMI shall promptly inform the Trust and the Manager if GSAMI becomes aware of any information in the Prospectus thatis (or will become) materially inaccurate or incomplete.

(k) GSAMI shall comply with the Trust Documents provided to GSAMI by GSAM, the Manager or the Trust. GSAMI shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) GSAMI shall keep the Trust, the Manager and GSAM informed of developments relating to its duties under this Agreement of which GSAMI has, or should have, knowledge that would materially affect the Trust. In this regard, GSAMI shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations GSAMI has assumed under this Agreement as the Trust and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, GSAMI shall, to the extent GSAM delegates any subadvisory responsibilities pursuant to paragraph 1(a) hereof, provide the Manager and the Board with reports regarding GSAMI’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by GSAMI, GSAM and the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under the Subadvisory Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to GSAM regarding such matters as the composition of assets in the portion of the Trust managed by GSAM, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for GSAM to perform its duties under the Subadvisory Agreement (including any excerpts of minutes of meetings of the Board of Directors of the Trust that affect the duties of GSAM). GSAM may share with GSAMI any information the Manager provides to GSAM under this Agreement or the Subadvisory Agreement.

3. For the services provided and the expenses assumed by GSAMI pursuant to this Agreement, GSAM shall pay GSAMI as full compensation therefor, a fee, if any, as set forth in Schedule A hereto or as otherwise mutually agreed upon by GSAM and GSAMI from time to time. Unless otherwise mutually agreed upon by GSAM and GSAMI, liability for payment of compensation by GSAM to GSAMI under this Agreement is contingent upon GSAM’s receipt of payment from the Manager for investment management services described under the Subadvisory Agreement. GSAMI shall bear all expenses incurred by it in connection with its services under this Agreement.

4. GSAMI shall not be liable for any error of judgment or for any loss suffered by the Trust, GSAM or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on GSAMI’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager, GSAM or the Trust may have against GSAMI under federal or state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by GSAM or GSAMI at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the Subadvisory Agreement.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to (1) GSAM, at 200 West Street, 15th Floor, New York, NY 10282, Attention: Legal Department; and (2) GSAMI, at [River Court, 120 Fleet Street, London EC4A 2BE, United Kingdom, Attention: Chief Executive Officer].

6. Nothing in this Agreement shall limit or restrict the right of any of GSAMI’s directors, officers or employees who may also be a Director, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s or GSAMI’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[1] NTD: Section aligned with corresponding section of subadvisory agreement

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:/s/ Marci Green

Name: Marci Green
Title: Managing Director

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:/s/ David Curtis

Name: David Curtis
Title: Managing Director

Schedule A

Portfolio Name	Fee Rate
AST Goldman Sachs Global Income Portfolio	0.00% of average daily net assets

EXHIBIT B

MANAGEMENT OF GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

GSAM has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. As of September 30, 2018, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.34 trillion. AUS includes assets under management and other client assets for which Goldman, Sachs & Co. LLC does not have full discretion. GSAM’s address is 200 West Street, New York, New York 10282-2198. The table below lists the name, address, and position for GSAM’s principal executive officer and each director.

Name & Address*	Position
Timothy J. O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Eric S. Lane	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Ellen Porges	General Counsel, Investment Management Division (Chief Legal Officer)
Judith L. Shandling	Chief Compliance Officer
Jacqueline Arthur	Chief Operating Officer

* The principal mailing address of the principal executive officer and each director is 200 West Street, New York, New York 10282-2198.

COMPARABLE FUNDS FOR WHICH GSAM

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which GSAM provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of September 30, 2018)	Fee Paid to GSAM
N/A	N/A	N/A

EXHIBIT C

MANAGEMENT OF GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAMI)

GSAMI is located at River Court 120 Fleet Street, London EC4A 2BE, England. GSAMI is regulated by the Financial Conduct Authority and has been a registered investment adviser with the SEC since 1991 and is an affiliate of Goldman, Sachs & Co. As of September 30, 2018, GSAMI, including its investment advisory affiliates, had approximately $1.34 trillion in assets under supervision. Assets under supervision includes assets under management and other client assets for which Goldman, Sachs & Co. LLC does not have full discretion. The table below lists the name, address, and position for GSAMI’s principal executive officer and each director.

Name & Address*	Position
Kaysie Uniacke	Chairman & Director (Non-Executive)
Andrew F. Wilson	Chief Executive Officer & Director
Lisa Donnelly	Director
Glenn R Thorpe	Director
Carinne Withey	Director (Non-Executive)

* The principal mailing address of the principal executive officer and each director is River Court 120 Fleet Street, London EC4A 2BE, England.

COMPARABLE FUNDS FOR WHICH GSAMI

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which GSAMI provides investment advisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of September 30, 2018)	Fee Paid to GSAMI
Goldman Sachs Global Income Fund	$606.8	0.65% on first $1 billion 0.59% on next $1 billion 0.56% on next $3 billion 0.55% on next $3 billion 0.54% over $8 billion

EXHIBIT D

SHAREHOLDER INFORMATION

As of November 28, 2018, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of November 28, 2018, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Goldman Sachs Global Income Portfolio	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	26,278,039.523/35.55%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	25,831,910.688/34.95%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	19,791,706.446/26.78%

ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the transfer of the existing subadvisory agreement and the appointment of a new sub-subadviser for the AST Goldman Sachs Global Income Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a regular in-person meeting held on September 12-13, 2018, the Board of Trustees (the Board) of the Trust approved for the Portfolio (i) the transfer of the existing subadvisory agreement (the Subadvisory Agreement) for the Portfolio from Goldman Sachs Asset Management International (GSAMI) to Goldman Sachs Asset Management, L.P. (GSAM), which assumed all rights, duties and obligations under the Subadvisory Agreement; and (ii) the Intercompany Investment Management Agreement between GSAM and GSAMI (the GSAM Intercompany Agreement), which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (collectively, the Relationship Restructuring). The Relationship Restructuring became effective on September 14, 2018.

PGIM Investments serves as the investment manager of the Portfolio. The investment management agreement relating to the Portfolio will not change as a result of the changes to the subadvisory arrangements for the Portfolio. PGIM Investments will continue to serve as the investment manager of the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about January 2, 2019 to all shareholders of record as of the close of business on September 14, 2018. A copy of the Information Statement will remain on the Portfolio’s website until April 2, 2019.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until April 2, 2019. To ensure prompt delivery, you should make your request no later than March 22, 2019. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

ASTGSGIIS